UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 10, 2009

Caneum, Inc.
(Exact Name of Registrant as Specified in Charter)

NEVADA	000-30874	33-0916900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 W. Coast Highway, Suite 400, Newport Beach, CA	92663-4035
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (949) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01    Letter to Shareholders Update on Current Business Status

On March 10, 2009, Caneum, Inc. (the “Company”) released a Shareholder Update letter detailing operational activities and corporate strategy in response to the current challenging macroeconomic and public market environment.

Item 9.01    Exhibits

99.1           Shareholder Letter Update

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Caneum, Inc.

Date: March 10, 2009	By: /s/ Suki Mudan
Suki Mudan, President